QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ALLIANCE BANCSHARES CALIFORNIA
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

[Logo]

ALLIANCE BANCSHARES CALIFORNIA
100 CORPORATE POINTE
CULVER CITY, CA 90230
(310) 410-9281

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 31, 2002

TO THE SHAREHOLDERS OF ALLIANCE BANCSHARES CALIFORNIA:

        NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, Alliance Bancshares California (the "Company ") will hold its 2002 Annual Meeting of Shareholders (the "Meeting") at the Ramada Plaza Hotel, 6333 Bristol Parkway, Culver City, California on Friday, May 31, 2002 at 10:00 a.m., for the purpose of considering and voting upon the following matters:

        1.    Election of Directors.    To elect the following eight persons to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders of the Company and until their respective successors have been elected and qualified:

Michael L. Abrams	Willie D. Davis
David B. Blenko	Curtis S. Reis
Robert H. Bothner	D. Gregory Scott
Lyn S. Caron	Robert H. Thompson

        2.    Indemnification Agreement.    To approve the form of indemnification agreement to be entered into by and between the Company and all present and future directors. Such indemnification agreements may also be entered into with certain officers, at the discretion of the Board of Directors.

        3.    Ratification of Independent Public Accountants.    To ratify the selection of Grant Thornton as the Bank's independent public accountants for 2002.

        4.    Other Business.    To transact such other business as may properly come before the Meeting and any and all adjournments thereof.

        With regard to the election of directors, the Bylaws of the Company provide for the nomination of directors in the following manner:

  "Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of the shareholders called for the election of directors: or (ii) ten (10) days after the date of the mailing of the notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee of by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of elections shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as director between the last day for giving notice in accordance with this paragraph and the date of the election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

        Based on these nominating procedures, nominations for election to the Board of Directors for the 2002 Annual Meeting of Shareholders may be made no later than May 10, 2002.

        Only those shareholders of record at the close of business April 15, 2002, will be entitled to notice of and to vote at the Meeting and any and all adjournments thereof. For further information, see the Proxy Statement that accompanies this Notice.

        TO ENSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

        IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

DATED: May 3, 2002

By Order of the Board of Directors
Curtis S. Reis Chairman of the Board

IMPORTANT

THE PROMPT RETURN OF YOUR SIGNED PROXY WILL BE HELPFUL IN REDUCING EXPENSES INCIDENT TO THE BANK'S SOLICITATION OF PROXIES.

ALLIANCE BANCSHARES CALIFORNIA
100 CORPORATE POINTE
CULVER CITY, CA 90230
(310) 410-9281

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
May 31, 2002

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of Alliance Bancshares California ("Company") for use at the 2002 Annual Meeting of Shareholders ("Meeting") of the Company, to be held at the Ramada Plaza Hotel, 6333 Bristol Parkway, Culver City, California, at 10:00 a.m., on Friday, May 31, 2002, and any and all adjournments thereof. The solicitation of the proxy accompanying this Proxy Statement is made by the Board of Directors of the Company (the "Board of Directors") and the costs of such solicitation will be borne by the Bank.

        This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about May 3, 2002.

        The matters to be considered and voted upon at the Meeting will be:

        1.    Election of Directors.    Electing the following eight (8) persons to the Board of Directors of the Company to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Michael L. Abrams	Willie D. Davis
David B. Blenko	Curtis S. Reis
Robert H. Bothner	D. Gregory Scott
Lyn S. Caron	Robert H. Thompson

        2.    Indemnification Agreement.    Approving the form of indemnification agreement to be entered into by and between the Company and all present and future directors. Such indemnification agreements may also be entered into with certain officers, at the discretion of the Board of Directors.

        3.    Ratification of Independent Public Accountants.    Ratifying the selection of Grant Thornton as the Company's independent public accountants for 2002.

        4.    Other Business.    Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Revocability of Proxies.

        Because many of our shareholders are unable to attend the Meeting personally, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by duly executed proxies in the accompanying form received by management prior to the Meeting will be voted at the Meeting. A shareholder executing and delivering the enclosed proxy may revoke such proxy at any time prior to exercise of the authority thereby given. If a shareholder specifies a choice with respect to any matter to be acted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of election of the nominees specified and in favor of the specified proposal.

        Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing, with the Secretary of the Company, an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions specified on the proxy.

Persons Making the Solicitation.

        The Proxy Committee is composed of two directors of the Company, Lyn S. Caron and Michael L. Abrams, who will vote all shares of common stock represented by the proxies. However, the Proxy Committee cannot vote the shares of a shareholder unless the shareholder signs and returns a proxy. The Proxy also confers upon the Proxy Committee discretionary authority to vote the shares represented thereby on any matter which was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or declines to serve. Each shareholder is entitled to strike out the names of the proxies designated by the Board of Directors on the proxy card solicited herewith and to substitute the name of any other person whom the shareholder wishes to represent such holder at the Meeting and may send such proxy directly to the person whose name is so substituted.

        The principal solicitation of proxies is being made by mail. However, additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. No contract or arrangement for such proxy solicitation services exists at the present time. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company.

Proposals of Shareholders.

        Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 2003 Annual Meeting of Shareholders must be submitted to the Company prior to January 3, 2003.

        The Proxy makes provisions to enable you to record your vote on each matter. If you wish to withhold your vote for any one or more directors, place an X in the box marked FOR and draw a line through the name of each of the directors for whom you wish to withhold your vote. You may withhold authority to vote for all of the directors by placing an X in the box marked WITHHOLD AUTHORITY. You may vote FOR or AGAINST the remaining items by placing an X in the appropriately marked box. Please note that a vote to ABSTAIN by shareholders and brokers will count toward a quorum at the Meeting, but will have the same effect as a vote AGAINST. Non-votes by brokers will not count toward a quorum at the Meeting.

VOTING SECURITIES

        Presently, the Company has only one class of voting stock outstanding identified as common stock, no par value (the "Common Stock"). Another class of stock, preferred shares, is authorized in one or more series, but no preferred shares are currently outstanding. Shareholders of record of the Common Stock at the close of business on April 15, 2002, which has been set as the record date (the "Record Date"), are entitled to notice of and to vote at the Meeting. On April 15, 2002, the Company had 4,506,679 shares of Common Stock outstanding, all of which will be entitled to vote at the Meeting.

        Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in his or her name on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) properly have been placed in nomination prior to the voting and a shareholder present at the Meeting has given notice of intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by him or her, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.

PRINCIPAL SHAREHOLDERS

        Except as set forth below in the following table, management of the Company does not know of any individual, group, corporation or any other entity who owns beneficially, directly or indirectly, more than 5% of the Common Stock as of April 15, 2002.

Title Of Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Class
No par common stock	Curtis S. Reis c/o Alliance Bank 100 Corporate Pointe Culver City, CA 90230	924,615 shares(2)	19.90	%(3)
No par common stock	The Clark Estates, Inc. Rockefeller Plaza #3100 New York, NY 10020-2102	438,846 shares(4)	9.56	%(5)
No par common stock	Willie D. Davis 161 N. LaBrea Ave. Inglewood, CA 90301	535,373 shares(6)	11.17	%(7)
No par Common stock	Robert H. Thompson 6317 W. Slauson Avenue Culver City, CA 90230	274,159 shares(8)	5.90	%(9)

(1)
Based upon information furnished to the Bank by the Bank's management and the beneficial owners of the Common Stock or their representatives. Each listed entity and individual directly or indirectly has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2)
Includes warrants, stock options and convertible debentures exercisable within 60 days of the Record Date. 100,000 warrants exercisable at $1.05 per share, 15,000 vested stock option exercisable at $1.50 per share, and subordinated debentures convertible into 25,000 shares at $2.00 per share, all of which are exercisable within 60 days of the Record Date, are included. The amount of shares listed does not include shares of Common Stock held in the name of Mr. L. Sanford Reis, Mr. Curtis S. Reis' father. Mr. Curtis S. Reis disclaims beneficial ownership of such shares.

(3)
For purposes of this calculation only, the 140,000 shares derived from warrants, options and convertible subordinate debentures exercisable within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock.

(4)
Includes subordinated debentures convertible into 85,000 shares at $2.00 per share.

(5)
For purposes of this tabulation only, the 85,000 shares derived from convertible subordinated debentures exercisable within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock.

(6)
Includes subordinated debentures convertible into 281,250 shares at $2.00 per share and 6,000 vested stock options.

(7)
For purposes of this tabulation only, the 287,250 shares derived from options and convertible subordinate debentures exercisable within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock.

(8)
Includes subordinated debentures convertible into 106,250 shares at $2.00 per share and 31,000 vested stock options.

(9)
For purposes of this tabulation only, the 137,250 shares derived from options and convertible subordinate debentures exercisable within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock.

DIRECTORS

        The names of, and certain information with respect to, the directors of the Company and the persons nominated by the Board of Directors for election as directors of the Company and Alliance Bank ("Bank") are as follows:

Name and Address(1)	Age	Year First Elected or Appointed as Director of Company/Bank	Shares Beneficially Owned(3) as of April 15, 2002		Approximate Percent of Class
Michael L. Abrams Director and Secretary	57	2000/1980	94,150	(4)	2.06	%(4)
David B. Blenko, Director	47	2000/1999	11,000	(5)	0.24	%(5)
Robert H. Bothner Director and Vice Chairman	73	2000/1989	105,153	(6)	2.31	%(6)
Lyn S. Caron Director and Executive Vice President	58	2000/1986	97,600	(7)	2.14	%(7)
Willie D. Davis Director	67	2000/1979	535,373	(8)	11.17	%(8)
Curtis S. Reis Director, Chairman, President and Chief Executive Officer	67	2000/1986	924,615	(9)	19.90	%(9)
D. Gregory Scott Director	46	2000/1990	118,671	(10)	2.61	%(10)
Robert H. Thompson Director	65	2000/1986	274,159	(11)	5.90	%(11)
(Directors and principal officers(12) as a group, 10 persons in the aggregate)			2,258,791	(13)	42.16	%(13)

(1)
The mailing address for all persons nominated is: c/o Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

(2)
All directors serve for a term of one year and until their successors are chosen and qualified. Each director has continuously served as a director of the Company since the date of his or her initial election or appointment as such a director.

(3)
Based on information obtained from the Company's records and from information furnished by beneficial owners of the Common Stock or their representatives. Each nominee directly or indirectly has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

(4)
For purposes of this tabulation, the options and convertible subordinated debentures with respect to 62,250 shares held by Mr. Abrams exercisable within 60 days of the Record Date are deemed to be outstanding and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Abrams.

(5)
For purposes of this tabulation, the options and the subordinated debentures convertible into 11,000 shares exercisable within 60 days from the Record Date are deemed to be outstanding, and these shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of the class held by Mr. Blenko.

(6)
For purposes of this tabulation, the options and convertible subordinated debentures exercisable into 51,000 shares within 60 days of the Record Date are deemed to be outstanding shares of the

  Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Bothner.

(7)
For purposes of this tabulation, the options and convertible subordinated debentures exercisable into 63,250 shares within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Ms. Caron.

(8)
For purposes of this tabulation, the options and convertible debentures exercisable into 287,250 shares within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock, and such shares have been added to the shares of Common Stock, which are outstanding only for the purpose of determining the percent of class held by Mr. Davis.

(9)
For the purposes of this tabulation, options, warrants and convertible debentures with respect to 140,000 shares held by Mr. Reis exercisable within 60 days from the Record Date are deemed to be outstanding, and these shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of the class held by him. The amount listed excludes shares held by L. Sanford Reis, Mr. Reis' father, of which Mr. Reis disclaims beneficial ownership.

(10)
For purposes of this tabulation, the options and convertible subordinated debentures exercisable into 37,250 shares within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Scott.

(11)
Includes 10,000 shares owned by a partnership of Mr. Thompson and his children. For purposes of this calculation only, the options and convertible subordinated debentures exercisable into 137,250 shares within 60 days of the Record Date are deemed to be outstanding shares of the Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Thompson.

(12)
As used throughout this Proxy Statement, the term "principal officer" means Chairman of the Board, President and Executive Vice Presidents who participate in major policy-making functions of the Company and those officers who are named in the Summary Compensation Table at page 13.

(13)
For purposes of this tabulation, options, warrants and convertible debentures with respect to 850,500 shares held by directors and principal officers and exercisable within 60 days from the Record Date are deemed to be outstanding and these options, warrants and convertible debentures have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of the class held by those persons.

ELECTION OF DIRECTORS
(Proposal 1)

        The Bylaws of the Company provide for the nomination of directors in the manner set forth in the Notice of Annual Meeting of Shareholders transmitted with this Proxy Statement.

        The number of directors has been fixed by a resolution of the Board of Directors at eight, which number is within the range of between six and eleven directors as provided in the Company's Bylaws. The persons named below have been nominated by the Board of Directors for election to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Votes will be cast pursuant to the information set forth on the enclosed proxy in such a way as to effect the election of said eight nominees or as many thereof as possible under applicable voting rules. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event that cumulative voting procedures are followed, unless otherwise indicated on the proxy card, the proxy holders will exercise their discretion in the allocation of votes among directors. In the event that any of the nominees should be unable or declines to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable.

        Nominees for Director:

        MICHAEL L. ABRAMS is an attorney specializing in civil litigation. Since March 1990, he has conducted his practice as the owner of a law firm known as, at various times since 1990, the Law Offices of Michael L. Abrams and the law firm of Abrams & Burman. From 1985 to 1990, he was a partner in the law firms of Abrams, Goldstein & Ashley and Abrams & Goldstein. From 1983 to June 1985 he practiced as the Law Offices of Michael L. Abrams while from 1976 to May 1983 he was a partner in the law firm of Sherman and Abrams.

        DAVID B. BLENKO is a partner in Highridge Partners and is President of Haverford Capital, Highridge's financing affiliate. Before joining Highridge Partners in 1989, he managed a team at Continental Bank, N.A., responsible for a $1 billion loan portfolio. Mr. Blenko is a member of the Small-Scale Development Council of the Urban Land Institute and has been a featured speaker for the Urban Land Institute, University of Pennsylvania's Wharton Graduate School, National Association of Homebuilders, Mortgage Banker's Association, National Association of Industrial and Office Parks, and Commercial Property News.

        ROBERT H. BOTHNER was Chairman of Sutro & Co., Inc., a securities dealer and investment-banking firm, from July 1986 until his retirement on December 31, 1988. Previously Tucker, Anthony & R.L. Day, Inc. employed him from 1983 to 1986 as Vice President and as Managing Director. He was in the securities business from 1956 having also served with Dean Witter & Co. from 1956 to 1960 and with Blythe Eastman Dillon & Co., Inc. from 1960 to 1980. Since February 1991, he has served as Vice Chairman of Alliance Bank. Mr. Bothner also served on the Board of Directors of Legalsource, Inc., a company that provides law firm support services from 1991 to November 2000.

        LYN S. CARON has been Executive Vice President of the Company since it was formed and Executive Vice President of Alliance Bank since October 1999. From June 1990 until September 1999 she was Senior Vice President of Alliance Bank and, since January 1986, she has been a member of Alliance Bank's Senior Management Committee. From May 1980 to June 1990, Ms. Caron was Vice President of Alliance Bank. From January 1973 to October 1979 she was an employee of Century Bank, most recently a Vice President and Manager of the Culver City Office. Ms. Caron is also a member of the Board of Directors of Didi Hirsch Psychiatric Service in Culver City.

        WILLIE D. DAVIS is, and has been since 1977, President of All Pro Broadcasting, Inc., owner operator of radio stations KCXX-FM in San Bernardino; and WLUM-FM and WMCS-AM in Milwaukee, WI. From 1970 to 1988, he was President of West Coast Beverage Co. (formerly Willie

Davis Distributing Co.), a local distributor of beverages including wines, and Schlitz and Tusker beers. Mr. Davis is a member of the Board of Directors of Sara Lee Corporation, K-Mart Corporation, Dow Chemical Co., MGM Mirage Inc., Wisconsin Energy, Johnson Controls, Strong Fund, Checker's, Inc., Bassett Furniture and MGM/UA Inc. Mr. Davis also serves as a trustee of the University of Chicago and Marquette University.

        CURTIS S. REIS has been President and Chief Executive Officer of the Company since it was formed. Mr. Reis has also served as President and Chief Executive Officer of Alliance Bank since August 1, 1986. He was elected Chairman of Alliance Bank in February 1991. Mr. Reis has been a commercial banker for over 44 years, 24 of which were with Bankers Trust Company, New York City, ultimately as Vice President. Beginning in 1980, he was with Crocker National Bank, Los Angeles, achieving the position of Senior Vice President. He is a Lifetime Trustee Emeritus of Cornell University, Ithaca, New York, past national director of Robert Morris Associates, and a director of several privately held companies. Mr. Reis has served as a director of the California Bankers' Association since 1990 and is a member of its Executive Committee.

        D. GREGORY SCOTT is, and has been since 1998, a self-employed investor. From 1985 to 1998, he was General Manager and Chief Financial Officer of Shapell & Webb, a real estate investment and management company. From 1979 to 1985, Mr. Scott was a certified public accountant with Mann and Pollack, CPA's.

        ROBERT H. THOMPSON is currently an owner and, since 1960, has been a partner of the Hal Thompson Company, a commercial and industrial real estate brokerage firm in the Los Angeles metropolitan area.

        The candidates for director receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected.

        THE PROXY COMMITTEE INTENDS TO VOTE ALL PROXIES HELD BY IT FOR EACH OF THE NOMINEES (UNLESS SHAREHOLDERS DIRECT OTHERWISE). YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE EIGHT NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: MICHAEL L. ABRAMS, DAVID B. BLENKO, ROBERT H. BOTHNER, LYN S. CARON, WILLIE D. DAVIS, CURTIS S. REIS, D. GREGORY SCOTT AND ROBERT H. THOMPSON.

INFORMATION PERTAINING TO ELECTION OF DIRECTORS

Committees of the Board of Directors; Director Attendance

        The Board of Directors maintains the following Bank committees, which perform the following functions and are comprised of the members listed below:

Name of Committee	Functions; Number of Meetings in 2001	Members
Audit Committee	Selects the independent auditors; evaluates procedures and controls of operations; reviews audits of the accounting records and financial statements; met five times in 2001.	Michael L. Abrams Robert H. Bothner D. Gregory Scott*
Loan Committee	Formulates the loan policy; evaluates and approves all loans with total liability above $100,000; monitors and reviews all loans; met 12 times in 2001.	Michael L. Abrams David B. Blenko Robert H. Bothner Willie D. Davis Curtis S. Reis D. Gregory Scott Robert H. Thompson*
Compensation Committee	Reviews salaries and benefits paid to personnel; met once in 2001.	Michael L. Abrams Robert H. Bothner Willie D. Davis*
Investment Committee	Formulates investment policy; monitors and reviews all investments; met two times in 2001.	Robert H. Bothner* Lyn S. Caron D. Gregory Scott

*
Indicates committee chairperson

        The Company does not have a nominating committee. The Board of Directors performs the functions of this committee as necessary.

        During 2001, the Board of Directors held 12 regularly scheduled meetings and one special meeting. All of the directors attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of committees of the board on which they served (during the period for which they served).

Audit Committee Report

        The Audit Committee's responsibility is to monitor and oversee management's functions with regard to responsibility for the Company's internal controls and the financial reporting process. The Audit Committee also oversees the independent accountants' performance of an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuance of a report thereon. Mr. Abrams, Mr. Bothner and Mr. Scott make up the Board's Audit Committee. The members of the Audit Committee are not officers or employees of the Company. All members of the Audit Committee meet the NASD listing standard's definition of independence.

        The Audit Committee has no formal charter at this time. The Audit Committee had five (5) formal meetings in fiscal 2001 and conferred on a regular basis to review internal audit reports.

        The Audit Committee reviewed and discussed the 2001 audited financial statements with management. The Audit Committee has also discussed with Grant Thornton the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). In addition, the Audit

Committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, and has discussed with Grant Thornton their independence as independent accountants. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the 2001 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year.

        Respectfully Submitted by the Audit Committee.

  Michael L. Abrams
  Robert H. Bothner
  D. Gregory Scott

Relationship with Independent Accountants

        Grant Thornton has been the independent accounting firm that audits the financial statements of the Bank since 1993.

        In addition to performing the audit of the company's consolidated financial statements, Grant Thornton provided various other services during 2001. The aggregate fees billed for 2001 for each of the following categories of services are set forth below:

Audit and review of the Bank's 2001 financial statements	$96,300
All other services	$34,600

        Grant Thornton did not provide any services related to financial information systems design and implementation during 2001.

        "All other services" includes (i) tax planning and the preparation of tax returns of the Company, and (ii) audit and review in connection with the Company's issuance of subordinated debentures.

        The Audit Committee of the Company's Board reviews summaries of the services provided by Grant Thornton and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Grant Thornton.

        On recommendation of the Audit Committee, the Board has appointed Grant Thornton to audit the Company's 2002 financial statements. Representatives from this firm will be at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

Executive Compensation

        During 2001, the Company did not pay cash compensation to its directors or executive officers and no such cash compensation is intended to be paid by the Company in 2002. The Bank will pay all cash compensations to the Bank's directors and executive officers for services rendered to the Bank.

        No person serving as an executive officer of the Bank received aggregate cash compensation of more than $100,000 during 2001, except Curtis S. Reis, Andrew D. Reid, Daniel T. Jackson, and Lyn S. Caron. The following table sets forth the aggregate executive compensation for services in all capacities paid or accrued by the Bank for the previous three full fiscal years, ending with December 31, 2001, to Mr. Reis, the Company's and the Bank's current President, and to Mr. Jackson, the Bank's Executive Vice President and Chief Credit Officer, and for the last two fiscal years to Andrew D. Reid, the Bank's Executive Vice President/Cashier and Lyn S. Caron, the Bank's Executive Vice President.

EXECUTIVE SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	All Other Compensation ($)
Curtis S. Reis, President	2001 2000 1999	144,827 131,550 132,815	56,400 83,000 55,200	N/A(1) N/A(1) N/A(1)	5,312 5,262 5,262	(2) (2) (2)
Daniel T. Jackson, Executive Vice President/Chief Credit Officer	2001 2000 1999	125,165 111,333 101,893	23,673 34,000 16,626	N/A(1) N/A(1) N/A(1)	6,359 4,453 4,071	(2) (2) (2)
Andrew D. Reid, Executive Vice President/Cashier	2001 2000 1999	100,008 93,500 85,520	16,128 23,500 14,430	N/A(1) N/A(1) N/A(1)	4,940 3,740 3,421	(2) (2) (2)
Lyn S. Caron, Executive Vice President	2001 2000 1999	105,555 97,550 89,779	16,601 25,500 15,330	N/A(1) N/A(1) N/A(1)	5,220 3,902 3,581	(2) (2) (2)

(1)
No amount is stated in this column for certain personal benefits provided by the Company, as Management has concluded that the aggregate amount of such compensation did not exceed the lesser of $50,000 or ten percent (10%) of the total annual salary and bonus for the reported fiscal year.

(2)
Represents amounts contributed by the Bank under the Alliance Bank Employees' Savings Plan, described below.

Alliance Bank Employees' Savings Plan

        Although the Company does not have an employees' savings plan, the Company's employees participate in the Alliance Bank Employees' Savings Plan, a defined contribution/salary reduction 401(k) plan that became effective November 1, 1983. Under the Alliance Bank Employees' Savings Plan, all full-time employees who have completed three months of service are eligible to have up to 15% of their gross monthly salary withheld and contributed to the Plan. From its inception until December 31, 1988, participation in the Plan was voluntary. Beginning January 1, 1989, all eligible employees were required to participate in the Plan at a contribution level of not less than 3% of gross monthly salary. In 1993, the plan was amended to require contribution of not less than 4% of gross monthly salary. The Bank currently contributes to the Plan $1 for each $1 contributed by each participating employee up to 4% of gross monthly salary. Beginning in 2000, amounts contributed by the Bank vest immediately. The Plan was established as a means for eligible employees to save for their retirement. The Plan is administrated by The Principal Financial Group, which makes all investment decisions for participants. Participants select from several investment options, none of which provides for investment in either the Company's or the Bank's stock.

Incentive Compensation Plans

        The Company does not have an incentive compensation plan that covers the executive officers of the Company. The two incentive compensation plans of the Bank cover both the executive officers of the Company and the Bank. The first plan is a bonus plan, which covers the members of the Management Committee (the "Management Plan"). A similar but separate bonus plan is provided for the Company's President, Curtis Reis (the "Reis Plan").

        Under the Management and Reis Plans, the Bank contributes funds to a bonus fund based on annual net income of the Bank. The Management Plan bonus fund is then allocated among the participating officers based on the earnings of the Bank, the salary level of the officer and the officer's contribution to the success of the Bank. The participating officer must be employed through the bonus payment date in order to share in the bonus fund.

        The formula for determining the bonus fund for the Management Plan is as follows:

Net Income Excluding Extraordinary Income	Bonus%	Dollars in Bonus Fund
Up to $99,999	0	0
$100,000 through $199,999	2%	$2,000 to $4,000
$200,000 through $299,999	3%	$6,000 to $9,000
$300,000 up	4%	$12,000 - up

        The amount to be paid under the Management Plan for 2001, which will be paid in 2002, is $56,401.

        The formula for determining the bonus fund for the Reis Plan is as follows:

Net Income Excluding Extraordinary Income	Bonus%	Dollars in Bonus Fund
Up to $99,999	0	0
$100,000 through $199,999	2%	$2,000 to $4,000
$200,000 through $299,999	3%	$6,000 to $9,000
$300,000 up	4%	$12,000 - up

        The amount to be paid to Reis under the Reis Plan for 2001, which will be paid in 2002, is $56,400.

Compensation of Directors

        The Company does not pay compensation to the directors. The Bank pays all compensation to directors. Each outside director of the Company, six in total, was paid a retainer of $3,000 during 2001 and a fee of $300 plus travel expenses for each regularly scheduled Board of Directors meeting attended.

Other Compensation

        The Company and the Bank have, from time to time, provided certain personal benefits to certain of its officers including automobile allowances, reimbursement of travel and entertainment expenses, and life insurance, in addition to Bank-wide group insurance coverage. At present, the Company and the Bank are not paying for any club memberships nor does the Company or the Bank own or provide any automobiles. The Company or Bank will continue to follow a policy of providing such benefits when it is deemed necessary in order to attract and retain key officers. No amount is stated in the Executive Summary Compensation Table for any of the foregoing, since Management has concluded that the aggregate amount of such compensation did not exceed the lesser of $50,000 or ten percent (10%) of the total of annual salary and bonus reported under "Executive Compensation" for each such person.

Stock Option Plan

        The Company has adopted the Bank's 1996 Combined Incentive and Non-Qualified Stock Option Plan (the "1996 Plan") as it was approved by the shareholders on April 26, 1996, with 600,000 shares being reserved for issuance in connection therewith. Under the 1996 Plan, incentive and non-qualified stock options may be granted to full-time salaried officers and employees of the Company and the Bank. Directors of the Company and the Bank, who are not also full-time salaried officers or employees of the Company and Bank are eligible to receive only non-qualified stock options. Options are granted at no less than the fair market value of the Bank's Common Stock as of the date of the grant. The Board of Directors determines the dates upon which options are exercisable and the dates upon which options expire (not later than ten years after the date of grant). The 1996 Plan provides for anti-dilutive adjustments in the event of a stock split or a stock dividend. The selection of individual participants is determined by the Company and the Bank Board of Directors. For the year 2001, options for 25,000 shares were issued at $2.50 per share.

        The following table sets forth the fiscal year-end value of unexercised stock options under the 1996 Plan, ending December 31, 2001 for Curtis S. Reis, the Bank's current President, Daniel T. Jackson, the Bank's current Executive Vice President and Chief Credit Officer, Andrew Reid, the Bank's Executive Vice President/Cashier, and Lyn S. Caron, the Bank's Executive Vice President:

FISCAL YEAR-END OPTION VALUES FOR NAMED EXECUTIVE OFFICERS

	Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-The-Money Options At FY-End ($)(1)
Name	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Lyn S. Caron, Executive Vice President	42,000 8,000	57,000 8,000
Daniel T. Jackson, Exec. Vice President/ Chief Credit Officer	23,000 17,000	27,500 10,000
Andrew Reid, Executive Vice President/Cashier	32,000 8,000	42,000 8,000
Curtis S. Reis, President	10,000 15,000	10,000 15,000

(1)
Options are "in-the-money" when the fair market value of the underlying securities exceeds the exercise price of the options.

Transactions With Management

        The Law Offices of Michael L. Abrams, of which Michael L. Abrams, Secretary and a director of the Company and the Bank, is the principal, received legal fees in the amount of $15,590 for services rendered to the Bank during the year ended December 31, 2001. It is the opinion of management of the Company that such fees are fair, reasonable and no less favorable to the Company than could be obtained in connection with such services of comparable quality from other persons not affiliated with the Company.

        The Company, through the Bank, has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

        The maximum aggregate level of indebtedness by directors, officers and principal shareholders and their related interests during 2001 was approximately $886,157 on October 31, 2001, which represented 8.69% of the Bank's equity capital. The aggregate amount outstanding as of the Record Date was $615,303, which represented 5.31% of the Bank's equity capital.

        Since the beginning of the Bank's last fiscal year, Willie D. Davis, a director of the Bank, has been indebted to the Bank with respect to two loans. On March 30, 1997, a line of credit in the amount of $75,000 was made available to Mr. Davis, with interest at the Alliance Bank Index Rate (the "ABIR") plus 2 percent. Interest was payable monthly, with any amount outstanding under the line of credit due at maturity on March 30, 1998. The line was renewed at the same terms in April 1998. Since March of 1999, the line has been renewed several times. In April 2001, this was again renewed, secured by stock, with interest payable monthly at the Wall Street Journal Rate (the "WSJP") plus 1 percent and the line was increased to $150,000 with a maturity date of October 15, 2002. At December 31, 2001, $138,000 was owed on the note. In April 2001, a stock secured loan was made to Mr. Davis in the amount of $300,000 at the WSJP plus 1% payable in 30 monthly installments of $10,000 plus interest. The largest aggregate amount of Mr. Davis' indebtedness outstanding during 2001 was $607,000 in October 2001, representing 5.95% of the Bank's equity capital at the time.

        In January 1999, Michael L. Abrams, a director of the Bank obtained a $200,000 line of credit secured by Mr. Abrams' residence. Interest on the line of credit accrues at the Wall Street Journal Index Rate plus 2.5 percent. In December 2000, the line of credit was renewed and increased to $275,000 with interest accruing at the Wall Street Journal Index Rate plus 1.5 percent. The credit line is repayable at interest only for 10 years, then fully amortizing during the next 15 years. As of December 31, 2001, $255,934 was owed on the note. The largest aggregate amount of Mr. Abrams' indebtedness outstanding during 2001 was $259,838 in May 2001, representing 2.73% of the Bank's equity capital at the time.

INDEMNIFICATION AGREEMENTS
(Proposal 2)

        The Company has recently determined to enter into indemnification agreements with certain directors and officers of the Company ("Agents") in the form attached as Exhibit A to this Proxy Statement. The Company's Articles of Incorporation presently provide that the liability of the Company's directors for monetary damages shall be eliminated to the fullest extent permissible under California law in accordance with the California Corporations Code ("Code"). Further, in accordance with the Code, the Articles provide that the Company is authorized to provide indemnification of Agents (as defined from time to time by Section 317 of the Code) to the fullest extent permissible under California law. While there have been no significant indemnification payments to Agents of the Company in the past, the Company desires to provide greater indemnification to Agents consistent with applicable law, and to bring certainty to the indemnification relationship for the reasons stated below.

        This Proposal 2 seeks approval of the form of indemnification agreement between present and future Agents of the Company. The form of the indemnification agreement is similar to an indemnification agreement provided by Alliance Bank to its directors and certain officers. While such approval is not required, Code Section 310 provides that if a contract between a corporation and one or more of its directors is approved by the shareholders upon full disclosure and in good faith, such contract is not void or voidable due to the fact that a director was an interested party or was present at a meeting where the contract was authorized or approved. Therefore, if shareholders approve this Proposal 2, the indemnification agreements will not be void or voidable for such reasons. If the shareholders do not approve this Proposal 2, the indemnification agreements will stand, subject to proof that such agreements were just and reasonable if such agreements are ever challenged.

        In addition, upon approval of this Proposal 2, the Board of Directors will have discretion to enter into such indemnification agreements with officers and directors in the future. The summary that follows is qualified in its entirety by reference to the form of indemnification agreement ("Agreement") attached as Exhibit A to this Proxy Statement.

        The Company's reasons for entering into indemnification agreements with the Agents are as follows: (i) statutes, regulations, court opinions and the Company's Articles of Incorporation and Bylaws are sometimes ambiguous and may not provide the Agents with clear guidance as to the legal risks and potential liability to which they may be exposed in performing their duties in good faith for the Company; (ii) there has been a substantial increase in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and by reason of their status; (iii) the cost of defending against such lawsuits, whether or not meritorious, is often beyond the financial resources of the Agents; and (iv) the legal risks and potential liabilities, or the threat thereof, and the substantial time and expense incurred in defending against such lawsuits bear no reasonable relationship to the compensation received by the Agents. These reasons tend to deter experienced and capable individuals from serving as bank directors and officers.

        The Agreement specifically provides that under certain circumstances the Company is obligated to indemnify a director or officer of the Company for actions in his or her capacity as an agent of the Company, whether or not he or she is serving in such a capacity at the time the liability for expenses is incurred. Such indemnity is mandatory for expenses incurred in actions brought against the Agent by third parties, if the Agent met the applicable standard for indemnification, as set forth in the Agreement. Indemnification for expenses incurred in proceedings by or in the name of the Company requires that the Agent met the applicable standard, acted reasonably and prudent and the action is not settled or disposed without court approval. In actions by or in the name of the Company, there can be no indemnification if the Agent is adjudged liable to the Company in the performance of the Agent's duties to the Company, unless the court determines that such indemnification is proper. Indemnification in actions initiated by any federal banking agency requires that the board of directors determines that the Agent acted in good faith and in the Company's best interest, and that such indemnification does not materially adversely affect the Company's safety and soundness. An Agent will be indemnified for expenses incurred in any proceeding, in which the Agent prevails on the merits of such proceeding.

        The Agreement also provides that the expenses of an Agent may be advanced by the Company prior to the final disposition of the proceeding, upon the Agent's written request, but only if he or she undertakes to repay such advances unless and to the extent that it is ultimately determined that the Agent is entitled to indemnification. The Agreement eliminates the requirement to obtain separate Board of Director approval for advances, since such advances are deemed to have been properly authorized by the Agreement, and establishes procedures for obtaining such indemnification. The Agreement thus provides the Agents with greater certainty regarding indemnification for the forms of actions set forth in the Agreement. In determining whether or not to make an advance, the Agreement is clear that the ability of the Agent to repay the advance shall not be a factor. It does, however, provide limited discretion in a proceeding brought by the Company directly in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), to determine whether or not to make advances. This discretion is only available if independent legal counsel advised in writing that the Company has probable cause to believe, and the Company does believe, that the Agent did not act in good faith with regard to the subject matter of the proceeding or any material portion thereof.

        The Agreement establishes procedures for obtaining indemnification, including application by the Agent for indemnification and determination of eligibility for indemnification by the shareholders, the Board of Directors or committee thereof, the court in which the proceeding is pending, or, to the extent permitted by law, independent legal counsel. It establishes rights for the Agent to seek to enforce the provisions of the Agreement in a court of proper jurisdiction and places the burden of proving that indemnification or advances are not appropriate on the Company. Expenses incurred in connection with successfully establishing the Agent's right to indemnification by the Company shall also be indemnified by the Company, provided, however, that if the Agent is only partially successful, only an equitably allocated portion of the expenses will be indemnified. Indemnification under the Agreement is not exclusive and the Agent may have rights to be indemnified separate from the Agreement under the provisions of the Bank's Articles of Incorporation or Bylaws, any agreement, any appropriate vote of shareholders or disinterested directors, relevant California or federal law or otherwise.

        The Agreement does not provide indemnification for matters or claims: (a) for which payment is actually made under a valid and collectible insurance policy (except with respect to any excess beyond the amount of payment under such insurance); (b) for which the Agent is indemnified by the Company otherwise than pursuant to the Agreement; (c) based upon or attributable to the Agent's gaining in fact any personal profit or advantage to which Agent was not legally entitled; (d) for an accounting of profits made from the purchase or sale by the Agent of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; (e) brought about or contributed to by the active and deliberate dishonesty of the Agent; (f) for omissions or acts committed in bad faith or which involve intentional misconduct or a knowing and capable violation of law; (g) for omissions or acts that Agent believed at the time of the action to be contrary to, or inconsistent with, the best interests of both the Company and its shareholders or that involved an absence of good faith on the part of the Agent; (h) for any transaction from which Agent derived an improper personal economic benefit in a capacity other than as a shareholder of the Company; (i) for expenses, penalties or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which results in a final order assessing civil money penalties or requiring affirmative action by the Agent in the form of payments to the Company; (j) for acts or omissions that show a reckless disregard for the Agent's duty to the Company or its shareholders in circumstances in which the Agent was aware, or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Company or its shareholder; (k) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Agent's duty to the Company or its shareholders; or (l) if such payment is otherwise prohibited by any governmental agency charged with supervision of the Company.

        While the Agreement does not expressly provide for exclusion of liability arising under federal securities laws, the Company understands that it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy. The Company may be required to undertake to submit issues regarding such indemnification to an appropriate court and be governed by the outcome of such submission.

        The Agreement contains a savings clause, which, in the event the Agreement or any portion thereof is invalidated by a court, or is materially affected by any future change in statutory or regulatory law, allows the Company to indemnify an Agent to the fullest extent permitted by any applicable portion of the Agreement or by any other applicable law.

        Agreements substantially in the form of Exhibit A attached hereto either have or will be executed by and between the Company and all of its present and future directors and certain other agents.

        THE PROXY COMMITTEE INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF THE INDEMNIFICATION AGREEMENTS (UNLESS SHAREHOLDERS DIRECT OTHERWISE) AND URGES YOU TO VOTE FOR PROPOSAL 2 INDEMNIFICATION AGREEMENTS.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal 3)

        The Board of Directors has selected Grant Thornton as the Bank's independent public accountants for the year ending December 31, 2002, and recommends that the shareholders of the Bank ratify said selection. Grant Thornton audited the Bank's financial statements for the year ended December 31, 2001.

        The ratification of the appointment of Grant Thornton as the Bank's independent public accountants requires approval of the holders of a majority of the total number of shares voting at the Meeting. In the event such appointment is not ratified, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 2001. Because of the difficulty and expense of making any substitute of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Grant Thornton for the year 2001 will stand unless, for a reason other than such adverse vote of the shareholders, the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace the accountants ratified by the shareholders in the event the Board of Directors determines that the interests of the Bank require such a change. Representatives from Grant Thornton will be present at the Annual Meeting of Shareholders, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        THE PROXY COMMITTEE INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS (UNLESS SHAREHOLDERS DIRECT OTHERWISE) AND URGES YOU TO VOTE FOR PROPOSAL 3: TO RATIFY THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2002.

DISCLOSURE OF FINANCIAL AND OTHER INFORMATION

        A copy of the Company's Annual Report on SEC Form 10-KSB for the year ended December 31, 2001, filed with the SEC, including financial statements and schedules, is available to you upon your request without charge. Such request should be directed to Monique Johnson, Alliance Bank, P.O. Box 3048, Culver City, California 90231-3048, (310) 410-9281. The Company files periodic reports, including such Form 10-KSB, with the SEC because the Common Stock is registered with the SEC pursuant to the Securities Exchange Act of 1934.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's principal officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

        Based solely upon its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Bank believes that, during the fiscal year of 2001, all filing requirements applicable to its principal officers and directors were complied with.

PROPOSALS BY SHAREHOLDERS AT 2003 ANNUAL MEETING

        Any shareholder of the Company desiring to submit a proposal for action at the 2003 Annual Meeting of Shareholders should submit such proposal to the Company at its principal place of business no later than January 3, 2003, for inclusion in the Company's proxy statement relating to such meeting, subject to applicable rules and regulations. Shareholder proposals received after January 3, 2003, are considered untimely and the proxy holders have discretion not to vote on such matters.

        Notwithstanding the general procedures for proposals by shareholders, nominations for election of members of the Board of Directors must be made in compliance with the procedures set forth in the Bylaws of the Company, as more fully described in the Notice accompanying this Proxy Statement. For the 2002 Annual Meeting of Shareholders, nominations to the Board of Directors may be made no later than May 10, 2002.

OTHER MATTERS

        Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

ALLIANCE BANCSHARES CALIFORNIA, a Bank Holding Company
Dated:	May 3, 2002
	Culver City, California	Curtis S. Reis
Chairman of the Board

EXHIBIT A

INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of            , 2002, by and between Alliance Bancshares California, a bank holding company (the "Company"), and the person executing this Agreement as Indemnitee ("Indemnitee"), a director and/or officer of the Company, with reference to the following:

        A.    The Company and Indemnitee recognize that statutes, regulations, court opinions and the Company's Articles of Incorporation and Bylaws are sometimes ambiguous and may not provide the Company's directors and officers with clear guidance as to the legal risks and potential liability to which they may be exposed in performing their duties in good faith for the Company;

        B.    The Company and Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and by reason of their status as such;

        C.    The Company and Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is often beyond the financial resources of directors and officers of the Company;

        D.    The Company and Indemnitee recognize that the legal risks and potential liabilities, or the threat thereof, and the substantial time and expense incurred in defending against such lawsuits bear no reasonable relationship to the compensation received by the Company's directors and officers, which tends to deter experienced and capable individuals from serving as Company directors or officers;

        E.    The Company has obtained liability insurance to provide its directors and officers with some protection against the foregoing legal risks and potential liability, however, the terms of such liability insurance may be inadequate and thus it is in the best interests of the Company and its shareholders to indemnify the Company's directors and selected officers to the fullest extent permitted by law against personal liability for actions taken in the good faith performance of their duties to the Company;

        F.    Section 317 of the General Corporation Law of the State of California, requires indemnification of officers and directors (among others) of a California corporation by such corporation in certain circumstances, permits it in some circumstances, and prohibits it in other circumstances;

        G.    The parties hereto intend to indemnify Indemnitee to the fullest extent not prohibited by California law, Federal Reserve Board, any governmental agencies charged with supervision of the Company, or other applicable laws or regulations;

        H.    The Board of Directors of the Company has determined, after duly considering this Agreement and investigating other options in lieu hereof, that this Agreement is reasonable and appropriate to promote the best interests of the Company and its shareholders;

        I.    This Agreement is intended to: (1) induce experienced and capable persons such as Indemnitee to serve as directors and/or officers of the Company; (2) encourage such persons to defend against suits and claims they consider unjustifiable in connection with the good faith performance of their duties to the Company, with the knowledge that certain expenses, costs and liabilities incurred in their defense will be borne by the Company and that they will receive the maximum protection legally available to them; and (3) with respect to directors, encourage them to exercise their best business judgment regarding matters which come before the Board of Directors without undue concern for the risk of claims against them on account thereof; and

        J.    Indemnitee desires to continue to serve as an officer or director of the Company, provided, and on the express condition, that he or she be furnished with the indemnity set forth herein.

        NOW, THEREFORE, based on the above and in consideration of the mutual agreements set forth below, the Company and Indemnitee hereby agree as follows:

        1.    Definitions.    For the purposes of this Agreement, the following definitions will apply:

          (a)  For the purposes of this Agreement, Indemnitee will be deemed to have been acting as an "Agent" if Indemnitee was acting in his or her capacity as a director of the Company, member of a committee of the Board of Directors of the Company, or officer or employee of the Company, or was serving as a director or non-salaried officer of any other enterprise at the request of the Company, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

          (b)  "Proceeding" includes any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal or administrative or investigative nature, including, but not limited to, actions, suits or proceedings brought under and/or predicated upon the Securities Act 1933, as amended, the Securities Exchange Act of 1934, as amended, their respective state counterparts and/or any rule or regulation thereunder, to which Indemnitee may be or may have been a party or otherwise involved (other than plaintiff against the Company), by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of any action by Indemnitee or any inaction on his or her part while acting as such Agent.

          (c)  "Expenses" includes, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, court costs, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under law or Paragraph 7 of this Agreement. "Expenses" does not include the amount of any judgment, fines or penalties actually levied against Indemnitee or amounts paid in settlement of a proceeding by or on behalf of Indemnitee.

          (d)  "Other enterprise" includes employee benefit plans; "fines" includes any excise tax assessed with respect to any employee benefit plan; "serving at the request of the Company" includes any service as a director of the Company which imposes duties on, or involves services by, such director with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acts in good faith and in a manner he or she reasonably believes to be in the interest of the participants and beneficiaries of an employee benefit plan will be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (e)  "Applicable Standard" means that a person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Company; except that in a criminal proceeding, such person must also have had no reasonable cause to believe that such person's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not, of itself, create any presumption, or establish, that the person did not meet the "Applicable Standard."

        2.    Agreement to Serve.    Indemnitee agrees to serve or continue to serve as a director and/or officer of the Company at the will of the Company or under separate contract, as the case may be, for as long as he or she is duly elected or appointed, until such time as Indemnitee tenders his or her resignation in writing, or his or her directorship or employment is otherwise terminated as permitted by law.

        3.    Indemnity in Third Party Proceedings.    The Company will indemnify Indemnitee if Indemnitee is made a party to, or threatened to be made a party to, or otherwise involved in, any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) by reason of the fact that Indemnitee is or was an Agent of the Company. This indemnity will apply, and be limited, to and against all Expenses, judgments, fines, penalties, settlements, and other amounts actually and reasonably incurred by Indemnitee in connection with the defense or settlement of the Proceeding, as long as it is determined pursuant to Paragraph 7 of this Agreement or by the court before which such action was brought that Indemnitee met the Applicable Standard.

        4.    Indemnity in Proceedings By or In the Name of the Company.    The Company will indemnify Indemnitee if Indemnitee is made a party to, or threatened to be made a party to, or otherwise involved in, any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Company. This indemnity will apply, and be limited, to and against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if: (a) Indemnitee met the Applicable Standard (except that the Indemnitee's belief regarding the best interests of the Company need not have been reasonable); (b) Indemnitee acted with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances; (c) the action is not settled or otherwise disposed of without court approval. No indemnification will be made under this Section 4 with respect to any Proceeding or issue as to which Indemnitee has been adjudged to be liable to the Company in the performance of Indemnitee's duty of the Company, unless, and only to the extent that, the court in which such Proceeding is or was pending determines upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for the Expenses which such court determines.

        5.    Indemnity in Administrative Proceedings.    The Company will indemnify Indemnitee if Indemnitee is made a party to, or threatened to be made a party to, or otherwise involved in, any administrative Proceeding or civil action initiated by any federal banking agency. This indemnity will apply, and be limited, to and against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if: (a) the Company's board of directors, in good faith determines in writing after due investigation and consideration that Indemnitee acted in good faith and in a manner Indemnitee believed to be in the Company's best interests; and (b) the Company's board of directors determines, in writing, after due investigation and consideration that the payment of such expenses will not materially adversely affect the Company's safety and soundness.

        6.    Expenses of Successful Indemnitee.    Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is successful on the merits in defense of any Proceeding or any claim, issue or matter therein, including the dismissal of an action or portion thereof without prejudice, Indemnitee will be indemnified against all Expenses actually and reasonably incurred in connection therewith.

        7.    Advances of Expenses.    Expenses incurred by Indemnitee in any Proceeding will be advanced by the Company prior to the final disposition of such proceeding upon Indemnitee's written request, but only if Indemnitee undertakes to repay such advances unless and to the extent that it is ultimately determined that Indemnitee is entitled to indemnification. Any advance required hereunder will be deemed to have been approved by the Board of Directors of the Company to the extent this Agreement was so approved. In determining whether or not to make an advance hereunder, Indemnitee's ability to repay will not be a factor. However, in a proceeding brought by the Company directly in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), the Company will have discretion whether or not to make the advances called for hereby if independent legal counsel advises in writing that the Company has probable cause to believe, and the Company does believe, that Indemnitee did not act in good faith with regard to the subject matter of the proceeding or a material portion thereof.

        8.    Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application.    Any indemnification or advance under Paragraphs 6 or 7 hereof will be made no later than 45 days after receipt of Indemnitee's written request in accordance with Paragraph 11 hereof. In all other cases, indemnification will be made by the Company only if authorized in the specific case, upon a determination that indemnification is proper under the circumstances and the terms of this Agreement by:

          (a)  A majority of a quorum of the Board of Directors (or a duly constituted committee thereof), consisting of directors who are not parties of such proceeding;

          (b)  The Company's shareholders, with shares beneficially owned by Indemnitee not being entitled to vote thereon;

          (c)  The court in which such proceeding is or was pending, upon application by the Company, Indemnitee or any person rendering services in connection with Indemnitee's defense, whether or not the Company opposes such application; or

          (d)  To the extent permitted by law, independent legal counsel in a written opinion.

        The right to indemnification or advances provided by this Agreement may be enforced by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate will be on the Company. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the Applicable Standard, nor an actual determination by the Company (including its Board of Directors or independent legal counsel) that Indemnitee has not met the Applicable Standard, will be a defense to the action or create a presumption that Indemnitee has not met the Applicable Standard. Expenses incurred in connection with successfully establishing Indemnitee's right to indemnification or advances, in whole or in part, in any such Proceeding will also be indemnified by the Company, provided, however, that if Indemnitee is only partially successful, only an equitably allocated portion of such Expenses will be indemnified.

        If Indemnitee is entitled under any provision of this Agreement or law to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding, but not for the total amount thereof, the Company will nevertheless indemnify Indemnitee for the portion (determined on an equitable basis) of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

        Company's obligations to advance or indemnify hereunder will be deemed satisfied to the extent of any payments made by an insurer on behalf of Company or Indemnitee.

        9.    Indemnification Hereunder Not Exclusive.    The indemnification provided by this Agreement will not be exclusive of any other rights to which Indemnitee may be entitled under the Company's Articles of Incorporation or Bylaws, any agreement, any vote of shareholders or disinterested directors, relevant California or federal law or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. Indemnification under this Agreement will continue even though Indemnitee may have ceased to be a director or officer, and will inure to the benefit of the heirs and personal representatives of Indemnitee.

        10.    Limitations.    The Company will not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee:

          (a)  For which payment is actually made to Indemnitee under a valid and collectible insurance policy, except with respect to any excess beyond the amount of payment under such insurance;

          (b)  For which Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement;

          (c)  Based upon or attributable to Indemnitee's gaining in fact any personal profit or advantage to which Indemnitee was not legally entitled;

          (d)  For an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

          (e)  Brought about or contributed to by the active and deliberate dishonesty of Indemnitee; however, notwithstanding the foregoing, Indemnitee will be protected to the extent otherwise provided under this Agreement as to any claims upon which suit may be brought by reason of any alleged dishonesty on Indemnitee's part unless a judgment or other final adjudication thereof adverse to Indemnitee establishes that he or she committed acts of active and deliberate dishonesty, with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated;

            (f)  For omissions or acts committed in bad faith or which involve intentional misconduct or a knowing and culpable violation of law;

          (g)  For omissions or acts that Indemnitee believed at the time of the action to be contrary to, or inconsistent with, the best interests of both the Company and its shareholders or that involved an absence of good faith on the part of Indemnitee;

          (h)  For any transaction from which Indemnitee derived an improper personal economic benefit in a capacity other than as a shareholder of the Company;

            (i)  For expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate Company regulatory agency which results in a final order removing Indemnitee from his or her office, prohibiting Indemnitee from participating in the conduct of the Company's affairs, assessing civil money penalties or requiring affirmative action by Indemnitee in the form of payments to the Company;

            (j)  For acts or omissions that show a reckless disregard for Indemnitee's duty to the Company or its shareholders in circumstances in which Indemnitee was aware, or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Company or its shareholders; or

          (k)  For acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Indemnitee's duty to the Company or its shareholders.

            (l)  If such payment is otherwise prohibited by any governmental agency charged with supervision and regulation of the Company.

        11.    Savings Clause.    If this Agreement or any portion hereof is invalidated on any ground by a court of competent jurisdiction or is materially affected by any future change in statutory or regulatory law, then the Company will nevertheless indemnify Indemnitee as to Expenses, judgments, fines and penalties with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement or by any other applicable law.

        12.    Notices.    As a condition precedent to Indemnitee's right to be indemnified under this Agreement, Indemnitee must give the Company written notice within 30 days after Indemnitee becomes aware of any claim made against him or her for which he or she believes, or should reasonably believe, that indemnification will or could be sought under this Agreement. Notice to the Company will be directed to the Company's main office, Attention: President (or such other address as the Company designates in writing to Indemnitee). Failure to so notify Company will not relieve Company of any liability which it may have to Indemnitee otherwise than under this Agreement.

        All notices, requests, demands and other communications (collectively "notices") provided for under this Agreement will be in writing (including communications by telephone, telex or telecommunication facilities providing facsimile transmission) and mailed (postage prepaid and return receipt requested), telegraphed, telexed, transmitted or personally served to each party at the address set forth at the end of this Agreement or at such other address as any party affected may designate in a written notice to the other party in compliance with this section. Such notices will be effective upon the earliest of (a) actual receipt; (b) three business days after having been deposited in the mail, properly addressed notice, or (c) 24 hours after electronic transmission.

        No Expenses for which indemnity is sought hereunder may be incurred without the Company's consent, which consent will not be unreasonably withheld.

        13.    Choice of Law.    This Agreement is to be interpreted and enforced in accordance with the laws of the State of California, including applicable statutes of limitation and other procedural statutes.

        14.    Attorneys' Fees.    If any legal action is necessary to enforce the terms of this Agreement, the prevailing party will be entitled to recover, in addition to the other amounts to which such party may be entitled, actual attorneys' fees and court costs as may be awarded by the court.

        15.    Entire Agreement.    Except as provided in Section 8 hereof, this Agreement represents and contains the entire agreement and understanding between and among the parties, and all previous statements or understandings, whether express or implied, oral or written, relating to the subject matter hereof are fully and completely extinguished and superseded by this Agreement.

        16.    Amendments.    Provisions of this Agreement may be waived, altered, amended or repealed in whole or in part only by the written consent of all parties.

        17.    Parties in Interest.    Nothing in this Agreement, whether express or implied, is intended to confer any right or remedies under or by reason of this Agreement to any persons other than the parties to it and their respective successors and assigns (including an estate of Indemnitee), nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party hereto. Furthermore, no provision of this Agreement will give any third persons any right of subrogation or action against any party hereto.

        18.    Severability.    If any portion of this Agreement is deemed by a court of competent jurisdiction to be unenforceable, the remaining portions will be valid and enforceable only if, after excluding the portion deemed to be unenforceable, the remaining terms will provide for the consummation of the transaction contemplated herein in substantially the same manner as originally set forth at the date this Agreement was executed.

        19.    Successor and Assigns.    This Agreement will be binding upon, and inure to the benefit of, the parties and their respective transferees, successors and assigns; provided, however, that this Agreement and all rights, privileges, duties and obligations of the parties, may not be assigned or delegated by Indemnitee without the Company's prior written consent.

        20.    Counterparts.    This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY	INDEMNITEE
Alliance Bancshares California, a Bank Holding Company	Print Name
By:	Signature
Its:	Address:
Address: 100 Corporate Pointe Culver City, CA 90230

PROXY

[LOGO]
ANNUAL MEETING OF SHAREHOLDERS
May 31, 2002

The undersigned shareholder of Alliance Bancshares California (the Company) hereby nominates, constitutes, and appoints Michael L. Abrams and Lyn S. Caron, and each of them, the attorney, agent and proxy of the undersigned, each with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of Shareholders of the Company to be held on May 31, 2002, at the Ramada Plaza Hotel, 6333 Bristol Parkway, Culver City, California at 10:00 a.m., and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, in accordance with the following specifications:

1.	Election of Directors. To elect as directors the following nominees to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified.
	☐	AUTHORITY GIVEN for all nominees listed (except as marked to the contrary above).
	☐	WITHHOLD AUTHORITY to vote for all nominees.
Michael L. Abrams	Robert H. Bothner	Willie D. Davis	D. Gregory Scott
David B. Blenko	Lyn S. Caron	Curtis S. Reis	Robert H. Thompson.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), strike a line through such nominee's name in the list above.
2.
Indemnification Agreements. Approving a form of indemnification agreement to be entered into by and between the Company and its directors and, at the discretion of the Board of Directors, certain present and future officers:
☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued and to be Signed on Reverse Side)

3.	Ratification of Independent Public Accountants. Ratifying the selection of Grant Thornton as the Company's independent public accountants for 2002:
☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	Other Business. To transact such other business as may properly come before the meeting.

        EXECUTION OF THIS PROXY CONFERS AUTHORITY TO VOTE "AUTHORITY GIVEN" FOR PROPOSAL 1 AND "FOR" EACH OTHER PROPOSAL LISTED ABOVE, UNLESS THE SHAREHOLDER DIRECTS OTHERWISE.
        IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

Dated:	, 2002.

Please sign here
Signature (If held jointly) I/we do ☐ do not ☐ expect to attend this meeting.

Note: Please sign exactly as name appears. When signing as executor, administrator, attorney, trustee or guardian please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, both tenants must sign.

QuickLinks

INTRODUCTION
VOTING SECURITIES
PRINCIPAL SHAREHOLDERS
DIRECTORS
ELECTION OF DIRECTORS (Proposal 1)
INFORMATION PERTAINING TO ELECTION OF DIRECTORS
EXECUTIVE SUMMARY COMPENSATION TABLE
FISCAL YEAR-END OPTION VALUES FOR NAMED EXECUTIVE OFFICERS
INDEMNIFICATION AGREEMENTS (Proposal 2)
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 3)
DISCLOSURE OF FINANCIAL AND OTHER INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS BY SHAREHOLDERS AT 2003 ANNUAL MEETING
OTHER MATTERS
EXHIBIT A INDEMNIFICATION AGREEMENT
PROXY